UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2017

DUCOMMUN INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08174	95-0693330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sandpointe Avenue, Suite 700, Santa Ana, California	92707-5759
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (657) 335-3665

23301 Wilmington Avenue, Carson, California 90745-6209

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On September 11, 2017, Ducommun LaBarge Technologies, Inc. (the “Buyer”), an Arizona corporation and wholly owned subsidiary of Ducommun Incorporated (the “Company”), entered into and closed an Agreement and Plan of Merger (the “Lightning Diversion Systems Purchase Agreement”) with LS Holdings Company LLC, a Delaware limited liability company (“Holdco”), DLS Company LLC, a Delaware limited liability company (“Merger Sub”), and the representative of the members of Holdco named therein.    Holdco is the parent company of Lightning Diversion Systems, LLC (“Lightning Diversion Systems”).

Upon the terms and subject to the conditions set forth in the Lightning Diversion Systems Purchase Agreement, on September 11, 2017, Merger Sub merged with and into Holdco, with Holdco surviving in such merger, resulting in Holdco becoming a wholly-owned subsidiary of Buyer (and thus Lightning Diversion Systems becoming an indirect wholly-owned subsidiary of Buyer and Ducommun Incorporated) (the “Lightning Diversion Systems Acquisition”). The purchase price for the Lightning Diversion Systems Acquisition consisted of $60 million in cash (the “Purchase Price”), subject to post-closing adjustments for normalized level of working capital (and assuming a cash-free, debt-free transaction). The Lightning Diversion Systems Purchase Agreement contains customary representations and warranties, covenants and agreements of the parties.

The foregoing description of the Lightning Diversion Systems Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Lightning Diversion Systems Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Lightning Diversion Systems Purchase Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about Lightning Diversion Systems, Buyer or the Company. In particular, the representations, warranties and covenants contained in the Lightning Diversion Systems Purchase Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were solely for the benefit of the parties to the Lightning Diversion Systems Purchase Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Lightning Diversion Systems Purchase Agreement instead of establishing those matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Lightning Diversion Systems Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Lightning Diversion Systems Purchase Agreement not in isolation but only in conjunction with the other information about the Company and its subsidiaries that the Company includes in reports, statements and other filings it makes with the Securities and Exchange Commission.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 regarding the Lightning Diversion Systems Acquisition is incorporated into this Item 2.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On or about September 9, 2017, the Company drew down funds under its revolving credit facility (the “Revolving Credit Facility”) provided by the Credit Agreement, dated June 29, 2015, as amended (the “Credit Agreement”), among the Company, certain of its subsidiaries, Bank of America, N.A., as administrative agent, swingline lender and issuing bank, and other lenders party thereto to fund the full Purchase Price. Following the draw down, the Company had approximately $83 outstanding under the Revolving Credit Facility.

A summary of the material terms of the Revolving Credit Facility and the Credit Agreement is included in the Company’s Form 8-K filed on June 29, 2015 and such summary is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On September 11, 2017, the Company issued a press release announcing the Lightning Diversion Systems Acquisition.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among LS Holdings Company LLC, a Delaware limited liability company, Ducommun LaBarge Technologies, Inc., an Arizona corporation, DLS Company LLC, a Delaware limited liability company, and the representative of the members of LS Holdings Company LLC named therein.*

99.1	Press Release dated September 11, 2017 relating to the Lightning Diversion Systems Acquisition.

*	Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplemental copies of any of the omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: September 11, 2017	By:	/s/ Amy M. Paul
Amy M. Paul
Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among LS Holdings Company LLC, a Delaware limited liability company, Ducommun LaBarge Technologies, Inc., an Arizona corporation, DLS Company LLC, a Delaware limited liability company, and the representative of the members of LS Holdings Company LLC named therein.*

99.1	Press Release dated September 11, 2017 relating to the Lightning Diversion Systems Acquisition.

*	Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplemental copies of any of the omitted schedules to the Securities and Exchange Commission upon request.